PURCHASE AND SALE AGREEMENT #01-04/00

Moscow City                                                       April 4, 2000


[Savva Group Entertainment Video] Company Limited in the person of Executive Director Mr. Sorochkin S.B. acting under the Articles of Association, hereinafter referred to as the [Seller] and [Oxiris] Closed Joint Stock Company, hereinafter referred to as the [Buyer], in the person of Mr. Dolgov V.A., acting under the Articles of Association, have concluded this Agreement for the following:

                             1. Subject of Agreement

1.1 The Seller undertakes the obligation to transfer the Goods (video products) and the Buyer undertakes the obligation to pay for the Goods in accordance with the Seller's price list.

1.2 The Goods transfer shall be effected on the basis of oral or written order of the Buyer (transmitted by fax message or other means). The Goods quantity and range shall be specified in waybills accompanying each lot.

                                 2. Goods Price

2.1 The price for Goods shall be established in Russian Rubles and indicated in waybills and invoices accompanying each lot.

                    3. Responsibilities and Rights of Parties

3.1    The Seller responsibilities and rights include the following:
       3.1.1 The Seller shall be responsible for delivery of Goods with duly quality to the Buyer in event of their availability in stock at the Sellers' warehouses against the order placed by the Buyer no later that 24 hours from the moment of order receipt.

       3.1.2 The Seller shall be responsible for replacement of defective Goods and also the Goods that do not comply with the Buyer's order within 5 (five) days from the moment of receipt of information about such Goods from the Buyer. The Goods shall be deemed defective if they have obvious or hidden defects and also the Goods returned by any third party in connection with defects occurred due to the fault of the Buyer, that were not specified at the time of transfer, and the Goods with the contents that does not meet the requirements of active legislation.

       3.1.3 In event of absence of Goods at the Sellers' warehouses, the latter shall inform the Buyer during 24 hours about possible delivery date.

       3.1.4    The  Seller  shall  be   responsible   for  making  of  shipping
                documents.

       3.1.5 The Seller shall be responsible for ensuring quality guarantees for the Goods within the limits provided by manufacturer guarantees.

       3.1.6 The Seller guarantees the Goods transferred under this Agreement to be in lawful turnover and that they do not infringe any third party intellectual property rights.

3.2    The Buyer responsibilities and rights include the following:

       3.2.1 The Buyer shall accept the Goods from the Seller on condition of self-pickup from the Seller's warehouse in Moscow.

       3.2.2 The Buyer shall be responsible for inspection during Goods acceptance procedure against quantity and range; for making and signing of appropriate documents and informing the Seller about any deficiencies revealed during acceptance procedure. The Buyer shall have the right to deny acceptance of Goods in an event of their noncompliance with the range specified in order or quantity.

                             4. Settlement Procedure

4.1 The Buyer shall pay for the Goods by remittance of funds to the Seller's settlement account or cash department on the basis of invoices drawn on the Buyer's order.

4.2 The Buyer shall have the right to make advance payment to the Seller's settlement account proceeding from the assumed Goods purchase volume.

                             5. Liability of Parties

5.1 In event of nonfulfilment by any of the parties under this Agreement any provision hereof, disputable issues shall be settled on the basis of mutual agreements. In event of inability to reach agreement the case shall be transferred for settlement to the International Arbitration Court at the Commerce and Industry Chamber, the City of Moscow.

                 6. Agreement Term and Its Termination Procedure

6.1 This Agreement shall be effective from the moment of its signing by authorized persons of the parties.

6.2 The term of this Agreement shall be equal to one calendar year. The term shall be automatically renewed for each successive period unless either of the parties elects not to renew by giving not less than one months' prior written notice to the other about termination of the Agreement or its reviewing.

6.3 This Agreement may be terminated on the wish of either of the parties on condition of not less than one months' prior written notice.

                                7. Force Majeure

7.1 In an event of circumstances caused by direct or indirect force majeure events including, without limitation, flood, fire, earthquake, epidemics, military conflicts, overturns, terrorist attacks, civil disturbances, strikes, regulations, orders or other administrative interference from the government or any other decrees, administrative or governmental restrictions affecting performance of responsibilities under this
       Agreement or other circumstances beyond the reasonable control of parties, the terms of performance of these responsibilities shall be proportionately extended for the time of duration of these circumstances, if they significantly affect the timely execution of the whole Agreement or any part thereof which is subject to execution after onset of force majeure circumstances. Both parties shall immediately notify each other in writing about commencement and cessation of force majeure circumstances hindering fulfillment of responsibilities under this Agreement. The party referring to force majeure circumstances shall provide the confirming document of competent state authority.

                               8. Other Conditions

8.1 The Agreement can be changed and amended by written approval of the parties signed by their authorized representatives. 8.2 Within two weeks from the signature date of this Agreement, the parties approve and make out as an Addendum to this Agreement the details of technical interaction for exchange of information about the Goods (warehouses stock and the Seller's updated price lists).

                      9. Parties' Addresses and Information


SELLER                                                    BUYER
------                                                    -----

[Savva Group Entertainment Video]Company Limited          [Oxiris]Closed Joint Stock Company
12 Bolshoi Kupavensky Drive, Block 1                      12 Scientific Drive, Moscow ZIP Code 117802
Moscow ZIP Code 105568                                    Bank name:[EuroWestSibBank]Joint Stock Commercial
TIN: 7719174584                                           Bank
Settlement account: 40702810700000001431 at[Credit        Settlement account: 40702810700030000049
Trust]Commercial Bank                                     BIK: 044585726
Correspondent account: 30101810700000000352               Correspondent account: 30101810000000000726
BIK: 044583352                                            TIN: 7706200205
OKONKh: 13145                                             OKONKh 71100, 71200
OKPO: 18323620                                            OKPO 51260913

(Signature) /s/Sorochkin S.B.                             (Signature) /s/Dolgov V.A.
            ----------------                                          --------------
            Sorochkin S.B.                                            Dolgov V.A.
(Seal)                                                    (Seal)
April 4, 2000                                              April 4, 2000

                      PURCHASE AND SALE AGREEMENT #01-04/00

Moscow City                                                       April 4, 2000


[Savva Group Entertainment Video] Company Limited in the person of Executive Director Mr. Sorochkin S.B. acting under the Articles of Association, hereinafter referred to as the [Seller] and [Oxiris] Closed Joint Stock Company, hereinafter referred to as the [Buyer], in the person of Mr. Dolgov V.A., acting under the Articles of Association, have concluded this Agreement for the following:

                             1. Subject of Agreement

1.1 The Seller undertakes the obligation to transfer the Goods (video products) and the Buyer undertakes the obligation to pay for the Goods in accordance with the Seller's price list.

1.2 The Goods transfer shall be effected on the basis of oral or written order of the Buyer (transmitted by fax message or other means). The Goods quantity and range shall be specified in waybills accompanying each lot.

                                 2. Goods Price

2.1 The price for Goods shall be established in Russian Rubles and indicated in waybills and invoices accompanying each lot.

                    3. Responsibilities and Rights of Parties

3.1    The Seller responsibilities and rights include the following:
       3.1.1 The Seller shall be responsible for delivery of Goods with duly quality to the Buyer in event of their availability in stock at the Sellers' warehouses against the order placed by the Buyer no later that 24 hours from the moment of order receipt.

       3.1.2 The Seller shall be responsible for replacement of defective Goods and also the Goods that do not comply with the Buyer's order within 5 (five) days from the moment of receipt of information about such Goods from the Buyer. The Goods shall be deemed defective if they have obvious or hidden defects and also the Goods returned by any third party in connection with defects occurred due to the fault of the Buyer, that were not specified at the time of transfer, and the Goods with the contents that does not meet the requirements of active legislation.

       3.1.3 In event of absence of Goods at the Sellers' warehouses, the latter shall inform the Buyer during 24 hours about possible delivery date.

       3.1.4    The  Seller  shall  be   responsible   for  making  of  shipping
                documents.

       3.1.5 The Seller shall be responsible for ensuring quality guarantees for the Goods within the limits provided by manufacturer guarantees.

       3.1.6 The Seller guarantees the Goods transferred under this Agreement to be in lawful turnover and that they do not infringe any third party intellectual property rights.

3.2    The Buyer responsibilities and rights include the following:

       3.2.1 The Buyer shall accept the Goods from the Seller on condition of self-pickup from the Seller's warehouse in Moscow.

       3.2.2 The Buyer shall be responsible for inspection during Goods acceptance procedure against quantity and range; for making and signing of appropriate documents and informing the Seller about any deficiencies revealed during acceptance procedure. The Buyer shall have the right to deny acceptance of Goods in an event of their noncompliance with the range specified in order or quantity.

                             4. Settlement Procedure

4.1 The Buyer shall pay for the Goods by remittance of funds to the Seller's settlement account or cash department on the basis of invoices drawn on the Buyer's order.

4.2 The Buyer shall have the right to make advance payment to the Seller's settlement account proceeding from the assumed Goods purchase volume.

                             5. Liability of Parties

5.1 In event of nonfulfilment by any of the parties under this Agreement any provision hereof, disputable issues shall be settled on the basis of mutual agreements. In event of inability to reach agreement the case shall be transferred for settlement to the International Arbitration Court at the Commerce and Industry Chamber, the City of Moscow.

                 6. Agreement Term and Its Termination Procedure

6.1 This Agreement shall be effective from the moment of its signing by authorized persons of the parties.

6.2 The term of this Agreement shall be equal to one calendar year. The term shall be automatically renewed for each successive period unless either of the parties elects not to renew by giving not less than one months' prior written notice to the other about termination of the Agreement or its reviewing.

6.3 This Agreement may be terminated on the wish of either of the parties on condition of not less than one months' prior written notice.

                                7. Force Majeure

7.1 In an event of circumstances caused by direct or indirect force majeure events including, without limitation, flood, fire, earthquake, epidemics, military conflicts, overturns, terrorist attacks, civil disturbances, strikes, regulations, orders or other administrative interference from the government or any other decrees, administrative or governmental restrictions affecting performance of responsibilities under this
       Agreement or other circumstances beyond the reasonable control of parties, the terms of performance of these responsibilities shall be proportionately extended for the time of duration of these circumstances, if they significantly affect the timely execution of the whole Agreement or any part thereof which is subject to execution after onset of force majeure circumstances. Both parties shall immediately notify each other in writing about commencement and cessation of force majeure circumstances hindering fulfillment of responsibilities under this Agreement. The party referring to force majeure circumstances shall provide the confirming document of competent state authority.

                               8. Other Conditions

8.1 The Agreement can be changed and amended by written approval of the parties signed by their authorized representatives.

8.2 Within two weeks from the signature date of this Agreement, the parties approve and make out as an Addendum to this Agreement the details of technical interaction for exchange of information about the Goods (warehouses stock and the Seller's updated price lists).

                      9. Parties' Addresses and Information


SELLER                                                    BUYER

[Savva Group Entertainment Video]Company Limited          [Oxiris]Closed Joint Stock Company
12 Bolshoi Kupavensky Drive, Block 1                      12 Scientific Drive, Moscow ZIP Code 117802
Moscow ZIP Code 105568                                    Bank name:[EuroWestSibBank]Joint Stock Commercial
TIN: 7719174584                                           Bank
Settlement account: 40702810700000001431 at[Credit        Settlement account: 40702810700030000049
Trust]Commercial Bank                                     BIK: 044585726
Correspondent account: 30101810700000000352               Correspondent account: 30101810000000000726
BIK: 044583352                                            TIN: 7706200205
OKONKh: 13145                                             OKONKh 71100, 71200
OKPO: 18323620                                            OKPO 51260913

(Signature) Sorochkin S.B.                                (Signature) Dolgov V.A.
(Seal)                                                    (Seal)
April 4, 2000                                             April 4, 2000
